UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-26                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                             745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK,


Date:  October 2, 2003       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
                         STATEMENT TO CERTIFICATEHOLDERS
                                September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        206,652,000.00   166,873,291.86   7,067,278.10     223,363.45    7,290,641.55     0.00            0.00      159,806,013.76
M1        27,554,000.00    27,554,000.00           0.00      49,884.75       49,884.75     0.00            0.00       27,554,000.00
M2        13,088,000.00    13,088,000.00           0.00      34,924.83       34,924.83     0.00            0.00       13,088,000.00
M3         8,267,000.00     8,267,000.00           0.00      29,153.48       29,153.48     0.00            0.00        8,267,000.00
M4         2,755,000.00     2,755,000.00           0.00       9,715.48        9,715.48     0.00            0.00        2,755,000.00
B1         6,199,000.00     6,199,000.00           0.00      36,031.30       36,031.30     0.00            0.00        6,199,000.00
B2         4,133,000.00     4,133,000.00           0.00      24,022.80       24,022.80     0.00            0.00        4,133,000.00
P                100.00           100.00           0.00     173,449.78      173,449.78     0.00            0.00              100.00
R                  0.00             0.00           0.00           0.00            0.00     0.00            0.00                0.00
TOTALS   268,648,100.00   228,869,391.86   7,067,278.10     580,545.87    7,647,823.97     0.00            0.00      221,802,113.76

AIO       96,437,000.00    74,394,000.00           0.00     494,183.38      494,183.38        0.00            0.00    74,394,000.00
X          6,888,476.38     6,888,476.38           0.00   1,115,694.93    1,115,694.93        0.00            0.00     6,888,476.38

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A      86359APU1      807.50871930  34.19893396         1.08086759       35.27980155     773.30978534     A        1.560000 %
M1     86359APY3    1,000.00000000   0.00000000         1.81043587        1.81043587   1,000.00000000     M1       2.110000 %
M2     86359APZ0    1,000.00000000   0.00000000         2.66846195        2.66846195   1,000.00000000     M2       3.110000 %
M3     86359AQA4    1,000.00000000   0.00000000         3.52648845        3.52648845   1,000.00000000     M3       4.110000 %
M4     86359AQB2    1,000.00000000   0.00000000         3.52649002        3.52649002   1,000.00000000     M4       4.110000 %
B1     86359AQC0    1,000.00000000   0.00000000         5.81243749        5.81243749   1,000.00000000     B1       7.000000 %
B2     86359AQD8    1,000.00000000   0.00000000         5.81243649        5.81243649   1,000.00000000     B2       7.000000 %
P      N/A          1,000.00000000   0.00000000   1,734,497.800000  1,734,497.800000   1,000.00000000     P        0.000000 %
TOTALS                851.93005966  26.30682331         2.16099005       28.46781336     825.62323635

AIO    86359APX5      771.42590499   0.00000000         5.12441677        5.12441677     771.42590499     AIO      8.000000 %
X      N/A          1,000.00000000   0.00000000       161.96541419      161.96541419   1,000.00000000     X        0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

Total Beginning Number of Loans                                                             2,954
Beginning Collateral Balance                                                       235,757,868.24
Scheduled Interest                                                                   2,122,965.70
Scheduled Principal                                                                    169,356.48
Liquidation Proceeds                                                                         0.00
Insurance Proceeds                                                                           0.00
Repurchased Principal                                                                        0.00
Unscheduled Principal (Payoffs and Curtailments)                                     6,897,921.62
Current Losses                                                                               0.00
Ending Collateral Balance                                                          228,690,590.14
Total Ending Number of Loans                                                                2,881

Weighted Average Mortgage Rate for All Loans                                              10.81 %
Weighted Average Net Mortgage Rate for All Loans                                          10.30 %

Weighted Average Term to Maturity                                                          322.00

OverCollateralization Amount                                                         6,888,576.38
Targeted OverCollateralization Amount                                                6,888,576.38
OverCollateralization Deficiency Amount                                                      0.00
OverCollateralization Release Amount                                                         0.00
Monthly Excess Interest                                                              1,115,694.93
Monthly Excess Cash Flow Amount                                                      1,115,694.93
Extra Principal Distribution Amount                                                          0.00

Servicing Compensation                                                                  98,232.45
Credit Risk Manager Fee                                                                  2,946.97
Trustee Fee                                                                              1,571.72

Current Advances Required                                                                    0.00
Current Advances Actually Made                                                               0.00
Current Advances Shortfall                                                                   0.00
Cummulative Advances                                                                         0.00

Loans Delinquent
                                         Group 1
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                       114            11,436,083.29                  5.00 %
                                        2 Month                        45             3,648,822.38                  1.60 %
                                        3 Month                        39             3,077,965.07                  1.35 %
                                         Total                        198            18,162,870.74                  7.95 %
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                       114            11,436,083.29                  5.00 %
                                        2 Month                        45             3,648,822.38                  1.60 %
                                        3 Month                        39             3,077,965.07                  1.35 %
                                         Total                        198            18,162,870.74                  7.95 %

                                        Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                             Loans in Foreclosure
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                  55            5,222,704.25                  2.28 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                  55            5,222,704.25                  2.28 %

Loans in Bankruptcy
                                                             Loans in Bankruptcy

                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                  14              888,652.25                  0.39 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                  14              888,652.25                  0.39 %

Loans in REO
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   3              181,930.74                  0.08 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   3              181,930.74                  0.08 %

Prepayment Penalties                                                                                                    173,449.78

Realized Losses
Current Realized Losses                                                                                                       0.00
Cummulative Realized Losses                                                                                                   0.00

Class M1 Unpaid Realized Loss Amount                                                                                          0.00
Class M2 Unpaid Realized Loss Amount                                                                                          0.00
Class M3 Unpaid Realized Loss Amount                                                                                          0.00
Class M4 Unpaid Realized Loss Amount                                                                                          0.00
Class B1 Unpaid Realized Loss Amount                                                                                          0.00
Class B2 Unpaid Realized Loss Amount                                                                                          0.00

Substitution Loan Amount                                                                                                      0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                                        0.00
Class M1 Outstanding Interest Shortfall                                                                                       0.00
Class M2 Outstanding Interest Shortfall                                                                                       0.00
Class M3 Outstanding Interest Shortfall                                                                                       0.00
Class M4 Outstanding Interest Shortfall                                                                                       0.00
Class B1  Outstanding Interest Shortfall                                                                                      0.00
Class B2  Outstanding Interest Shortfall                                                                                      0.00
Class X Outstanding Interest Shortfall                                                                                        0.00

Net Rate Carryover Amount - Class A                                                                                           0.00
Unpaid Net Rate Carryover Amount - Class A                                                                                    0.00
Net Rate Carryover Amount - Class M1                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class M1                                                                                   0.00
Net Rate Carryover Amount - Class M2                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class M2                                                                                   0.00
Net Rate Carryover Amount - Class M3                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class M3                                                                                   0.00
Net Rate Carryover Amount - Class M4                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class M4                                                                                   0.00
Net Rate Carryover Amount - Class B1                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class B1                                                                                   0.00
Net Rate Carryover Amount - Class B2                                                                                          0.00
Unpaid Net Rate Carryover Amount - Class B2                                                                                   0.00

Current Period Relief Act Interest Shortfalls                                                                               684.05
Class A Interest Accrual Relief Act Reduction                                                                               169.53
Class AIO Interest Accrual Relief Act Reduction                                                                             375.07
Class M1 Interest Accrual Relief Act Reduction                                                                               37.86
Class M2 Interest Accrual Relief Act Reduction                                                                               26.51
Class M3 Interest Accrual Relief Act Reduction                                                                               22.13
Class M4 Interest Accrual Relief Act Reduction                                                                                7.37
Class B1  Interest Accrual Relief Act Reduction                                                                              27.35
Class B2  Interest Accrual Relief Act Reduction                                                                              18.23
Total Class Interest Accrual Relief Act Reduction                                                                           684.05

Net Prepayment Interest Shortfalls                                                                                        2,556.11
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                                        633.48
Class AIO Interest Accrual Net Prepayment Interest Shortfall Reduction                                                    1,401.55
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                                      141.48
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                                        99.05
Class M3  Interest Accrual Net Prepayment Interest Shortfall Reduction                                                       82.68
Class M4 Interest Accrual Net Prepayment Interest Shortfall Reduction                                                        27.55
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                                      102.19
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                                       68.13
Total Class Interest Accrual Relief Act Reduction                                                                         2,556.11

Net Prepayment Interest Excess                                                                                                0.00

Basis Risk Interest Shortfalls Paid                                                                                           0.00
Class A Basis Risk Interest Shortfalls Paid                                                                                   0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                                  0.00

Total Basis Risk Interest Shortfalls Paid                                                                                     0.00
Class A Basis Risk Interest Shortfalls Paid                                                                                   0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                                  0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                                  0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                                         1,000.00
Proceeds from Permitted Investments                                                                                           0.00
Deposits to the Basis Reserve Fund                                                                                            0.00
Cap Agreement Payments from Seller                                                                                            0.00
Ending Balance                                                                                                            1,000.00

Applicable Libor Rate                                                                                                     1.110000

Has the Trigger Event Occured                                                                                                   NO

Rolling 3 Month Prior Delinquency Percentage                                                                              4.8347 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                                                0.0000 %

Available Funds                                                                                                       9,088,771.19
Interest Remittance Amount                                                                                            2,021,493.09
Principal Remittance Amount                                                                                           7,067,278.10

Class X Distributable Amount                                                                                          1,115,694.93


